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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 6, 2006

                                 Belden CDT Inc.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            Delaware                                              36-3601505
(State or other jurisdiction of           001-12561             (IRS Employer
         incorporation)           (Commission File Number)   Identification No.)

                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105
          (Address of Principal Executive Offices, including Zip Code)

                                 (314) 854-8000
              (Registrant's telephone number, including area code)

                                       n/a
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

SIGNATURES

EXHIBIT INDEX

     10.01 Separation of Employment Agreement

     10.02 Non-Compete Covenant

     10.03 General Release of All Claims


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 7, 2006, Belden CDT Inc. (the "Company") issued a news release noting, among other things, that Robert W. Matz, Vice President, Operations and President of the Belden CDT Networking, has left the Company, effective February 6, 2006. In connection therewith, the Company and Mr. Matz have entered into the attached Separation Agreement, Non-Compete Covenant and General Release of All Claims, which confirm his entitlements and obligations arising out of his employment with and separation from the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On February 7, 2006, Belden CDT Inc. (the "Company") issued a news release noting, among other things, that Robert W. Matz, Vice President, Operations and President of the Belden CDT Networking, has left the Company, effective February 6, 2006. In connection therewith, the Company and Mr. Matz have entered into the attached Separation Agreement, Non-Compete Covenant and General Release of All Claims, which confirm his entitlements and obligations arising out of his employment with and separation from the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

10.01 SEPARATION OF EMPLOYMENT AGREEMENT

10.02 NON-COMPETE COVENANT

10.03 GENERAL RELEASE OF ALL CLAIMS

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BELDEN CDT INC.


Date: February 10, 2006                 By: /s/ Kevin L. Bloomfield
                                            ------------------------------------
                                            Kevin L. Bloomfield


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